UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2015

BI-OPTIC VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-49685	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia St, #1518 Vancouver, British Columbia, Canada	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-2646

____________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Bi-Optic Ventures Inc. (the “Company”) (TSXV:  OP.H) is pleased to announce the appointment of Mr. William A. Gildea as Chief Executive Officer of the Company, effective immediately.

Mr. Gildea is an experienced investor and entrepreneur with expert proficiency in clean technology, environmental sustainability, and land re-development. He has a comprehensive understanding of the challenges confronted by new ventures and startups in the green technology space crucial to identifying undervalued assets and market opportunities. Mr. Gildea’s analytical, corporate finance, and executive advisory talent was developed as a successful business owner, brownfield developer, and engineering consultant for banks, private investors, governments, and corporations. He directly raised over $10M in capital from personal and professional networks and arranged an initial public offering (IPO) that resulted in a $100MM capital raise.

The news release is attached as exhibit 99.1, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - News release, March 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2015      Bi-Optic Ventures Inc.

                                                     (Registrant)

            Harry Chew

/s/

(Signature)

(Harry Chew, President/CFO/Director)

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